AMENDMENT NO. 3
TO
PROMISSORY NOTE

<u>**Amended Amount**</u>
$12,000,000.00

Seattle, WA
December 14, 2022

This AMENDMENT NO. 3 TO PROMISSORY NOTE (this "Third Amended Note") is effective as of December 14, 2022 (the "Effective Date"), by and between COLPITTS SUNSET, LLC, a Washington limited liability company ("Borrower") and VAULT HOLDING, LLC, a Delaware limited liability company ("Lender").

A. Lender made a loan to Borrower in the original principal amount of $3,500,000 to Borrower (the "Original Loan"), evidenced by that certain Promissory Note dated April 15, 2021, executed by Borrower in favor of Lender (the "Original Note").

B. The Original Note is secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded on May 11, 2021, in King County, Washington, under Recording No. 20210511002033 (the "Original Deed of Trust") on real property located in King County, Washington, as more particularly described in the Deed of Trust (the "Property").

C. Lender amended the Original Note by increasing the principal amount of the Original Loan to Five Million One Hundred Thousand and 00/100 Dollars ($5,100,000) (the "First Amended Loan"), evidenced by that certain Amendment to Promissory Note dated August 31, 2022, executed by Borrower in favor of Lender (the "First Amended Note").

D. The First Amended Note is secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded on September 1, 2022, in King County, Washington, under Recording No. 20220901000961 (the "First Amendment to Deed of Trust") on the Property.

E. Lender amended the First Amended Loan by increasing the principal amount of the First Amended Loan to Eight Million and 00/100 Dollars ($8,000,000) (the "Second Amended Loan"), evidenced by that certain Amendment to Promissory Note dated August 31, 2022, executed by Borrower in favor of Lender (the "Second Amended Note").

F. The Second Amended Note is secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded on October 19, 2022, in King County, Washington, under Recording No. 20221019000658 (the "Second Amendment to Deed of Trust") on the Property.

G. Any capitalized term that is not defined in this Third Amended Note shall have the same meaning ascribed to such term in the Note as previously amended.

H. The parties desire to amend certain provisions of the Note, as previously amended and Deed of Trust, as previously amended, in accordance with the terms set forth

herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree as follows:

1. HOLDER STATUS. Lender represents and warrants to Borrower that Lender is the current holder of the Note, as amended, and has not assigned any interest in the Note, as amended, or Deed of Trust, as amended, to any party.

2. INCREASE IN PRINCIPAL BALANCE. Borrower and Lender have agreed to increase the principal amount of the Loan, as amended, to Twelve Million and 00/100 Dollars ($12,000,000) and the principal amount of the Note, as amended, shall be Twelve Million and 00/100 Dollars ($12,000,000). Borrower acknowledges that Lender has not yet disbursed the entire amount of the Loan, as amended, and that interest will be calculated only on the disbursed amounts.

3. OTHER TERMS. Except as modified above, all terms of the Note, as amended, shall remain the same and in full force and effect, including the interest rate, payment terms and Maturity Date.

4. MISCELLANEOUS.

(a) This Third Amended Note shall be governed by and construed in accordance with the laws of the State of Washington.

(b) In the event of any conflict between the terms of this Third Amended Note and the terms of the Note, as previously amended, the provisions of this Third Amended Note shall control.

(c) Borrower agrees to execute and deliver any additional documents to effectuate the provisions of this Third Amended Note, including an amendment to the Deed of Trust in order to continue to secure the Note as hereby amended.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING PAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

BORROWER:

COLPITTS SUNSET, LLC

By: iCap Pacific NW Management, LLC
its Manager

By: ______________________________
Name: Jim Christensen
Title: Manager

LENDER:

VAULT HOLDING, LLC

By: iCap Vault Management, LLC
Its: Manager
By: iCap Enterprises, Inc.
Its: Manager

By: ______________________

Name: Chris Christensen
Title: Chief Executive Officer